UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest reported event)  April 30, 2002
                                                  --------------


                      PHOTON TECHNOLOGY INTERNATIONAL, INC.
                      -------------------------------------
             (Exact name of registrant as specified in its chapter)


         New Jersey                   33-10943-NY                22-2494774
         ----------                   -----------                ----------
(State or other jurisdiction          (Commission              (IRS Employer
     of incorporation)                File Number)          Identification No.)


   1009 Lenox Drive, Suite 104, Lawrenceville, New Jersey            08648
   ------------------------------------------------------            -----
         (Address of principal executive offices)                  (Zip Code)


         Registrant's telephone number, including area code 609-896-0310
                                                            ------------


      Former address: 1 Deer Park Drive, Suite E, South Brunswick, NJ 08852
      ---------------------------------------------------------------------
         (Former name or former address, if changed since last report)

ITEM 5  : OTHER EVENTS AND REGULATION FD DISCLOSURE.

Effective April 30, 2002, and for one year from that date, the Board of Directors of Photon Technology International, Inc. agreed to authorize the purchase of company stock of up to 100,000 shares in any increments at market prices. This does not represent an offer for purchase of 100,000 shares and is not a binding agreement to purchase 100,000 shares but it is an intent.


ITEM 7  :  FINANCIAL STATEMENTS AND EXHIBITS.

Financial statements, pro forma financial information and exhibits will not be filed with this report as this information will be fully disclosed in the Company's Form 10-KSB which shall be filed in conjunction with its fiscal year ending June 30, 2002.



                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                       PHOTON TECHNOLOGY INTERNATIONAL, INC.




Date: June 30, 2002                    By:  /s/ Charles G. Marianik
                                            ------------------------------------
                                            Charles G. Marianik
                                            President, Chief Executive Officer
                                            and Director
                                            (Principal Executive Officer)